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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549[GRAPHIC OMITTED]
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                                    FORM 8-K
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                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)


                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 13, 2006


                               PRACTICEXPERT, INC.
                               -------------------
             (Exact name of Registrant as Specified in its Charter)


          NEVADA                      0-30583                  87-0622329
          ------                      -------                  ----------
(State or Other Jurisdiction  (Commission file number)      (I.R.S. Employer
    of Incorporation or                                   Identification Number)
       Organization)

                       23975 PARK SORRENTO DRIVE, NO. 110
                           CALABASAS, CALIFORNIA 91302
           (Address of Principal Executive Offices including Zip Code)


                                 (818) 591-0081
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

Effective March 13, 2006, the board of directors of PracticeXpert, Inc. (the "Company") appointed Michael Manahan as its chief executive officer replacing Jonathan Doctor in such position. Mr. Doctor will continue to serve as the Company's chairman of the board and president, and will focus his attention on internal operations, customer relations and sales. Mr. Manahan previously held positions with the Company serving as executive vice president - funding, acquisitions, strategic and investor relations and chief financial officer. Mr. Manahan will serve as chief executive officer while the board of directors undertakes a search for a permanent chief executive officer.

The full text of a press release issued by the registrant on March 16, 2006 regarding the foregoing is attached as Exhibit 99.1 to this report on Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits. The following materials are filed as exhibits to this report on Form 8-K:


      99.1  Press Release issued by the registrant dated March 16, 2006.









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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRACTICEXPERT, INC.


                                        (Registrant)


 Dated: March 16, 2006


                                        By: /s/ Michael Manahan
                                        ---------------------------------
                                            Michael Manahan
                                            Chief Executive Officer







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                                INDEX TO EXHIBITS

EXHIBIT


99.1   Press Release issued by the registrant dated March 16, 2006.